Filed Pursuant to Rule 497 Registration Statement No. 333-119879

PROSPECTUS SUPPLEMENT
(To Prospectus dated December 23, 2004)	January 18, 2005

Up to Approximately 3,395,135 Shares of Common Stock
Issuable Upon Exercise of Rights to
Subscribe for Such Shares

Technology Investment Capital Corp.

This prospectus supplement supplements the prospectus dated December 23, 2004, which relates to the issuance of transferable rights to subscribe for shares of common stock of Technology Investment Capital Corp., by providing certain information regarding recent portfolio investments. You should carefully read this prospectus supplement together with the prospectus before investing in our common stock. You should also review the information set forth under "Risk factors" beginning on page 9 of the prospectus before investing.

The terms "TICC," "we," "us" and "our" generally refer to Technology Investment Capital Corp.

Recent developments

On January 18, 2005, we completed a $15 million investment in a senior secured note issued by WinZip Computing, Inc., a leading Windows utility software company specializing in file compression software. WinZip operates in a highly competitive industry, relying heavily on the branding of its well-known and popular software. The mailing address for the headquarters of WinZip is P.O. Box 540, Mansfield, CT 06268.

During the period from our initial public offering in November 2003 through January 18, 2005, we made ten loans to target companies in the total amount of approximately $97.9 million in funded capital, with a commitment of an additional $20.0 million to four of our portfolio companies.

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